UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2007
ISOTIS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33272	20-5825634

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Goodyear
Irvine, California 92618
(Address of Principal Executive Offices)(Zip Code)

(949) 595-8710
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.
     On February 22, 2007, we amended our employment agreements with our executive officers.
     The amended employment agreements provide for the payment of a reduced monthly salary (the “Reduced Salary”) to each executive from February 17, 2007 through May 31, 2007. On June 1, 2007, each officer will receive a single lump sum payment (the “June 1 Payment”) representing the difference between their Base Salary and Reduced Salary for the period between February 17, 2007 and May 31, 2007. In addition, the amended agreements provide that in lieu of receiving a bonus under the IsoTis OrthoBiologics Incentive Plan Document 2006 no later than March 15, 2007, each executive will receive his or her 2006 bonus payment on June 1, 2007 (the “Bonus Payment”). The Bonus Payment will be made in addition to the June 1 Payment. The table below sets forth the amended salaries and bonus payments to the executives under their respective employment agreements:

	Monthly Base		Reduced Monthly
	Compensation		Base Compensation		June 1 Payment	2006 Bonus
Executive Officers			2/17-5/31/2007		(1)
Pieter Wolters(2)	$27,500		$17,875.00		$33,317.31	$157,554.56
Robert J. Morocco(2)	$17,667		$13,250.00		$15,288.46	$62,842.55
Alan Donze(2)	$16,667		$12,500.00		$14,423.08	$120,000.00
John F. Kay(2)	$20,000	(3)	$15,000.00	(4)	$17,740.38	$24,000.00
Kathryn Liljestrand(2)	$15,240		$12,953.65		$7,912.86	$54,403.34
Karon Morell	$14,583		$10,937.50		$12,620.19	$28,557.69
James Poser	$20,000		$15,000.00		$17,307.69	$31,846.16
Gene Reu	$19,167		$14,375.00		$16,586.54	$23,353.92
(1)	In the event of a Change of Control, the June 1 Payment shall be paid as of the date of the Change of Control.

(2)	This individual is one of our named executive officer as determined by reference to our Form S-1, filed on January 29, 2007.

(3)	Dr. Kay’s monthly base salary will increase to $20,833.33 beginning April 1, 2007.

(4)	Dr. Kay shall be paid the monthly sum of $15,000 from February 17, 2007 through March 31, 2007. From April 1, 2007 through May 31, 2007, Mr. Kay shall receive the reduced monthly rate of $15,625.
     The amended employment agreements reduce the June 1 Payment in the event that the executive’s employment is terminated prior to the payment of the June 1 Payment due to disability, by us without cause or by the executive for good reason. In the event the executive’s employment is terminated for one of the aforementioned reasons, the portion of the June 1 Payment that is payable by us is determined by multiplying the June 1 Payment by a fraction the numerator of which is the number of days the executive was employed by us during the period from February 17, 2007 through May 31, 2007 and the denominator of which is 104, the total number of days between February 17, 2007 and May 31, 2007. Further, in the event the executive’s employment is terminated for one of the abovementioned reasons prior to the payment of the Bonus Payment, the executive will nonetheless be entitled to the full Bonus Payment.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibits:	Description of Document
10.1	Form of Amendment to Employment Agreement

SIGNATURES
     We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: February 27, 2007	ISOTIS, INC. (registrant)
	By:	/s/ Robert J. Morocco
Robert J.Morocco
Chief Financial Officer, Senior Vice President, Secretary & Treasurer

EXHIBIT INDEX

Exhibits:	Description of Document
10.1	Form of Amendment to Employment Agreement